Exhibit 99

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Anthony J. Feraro and James A. Hughes hereby jointly certify as follows:

(a)                                  They are the Chief Executive Officer and the Chief Financial Officer, respectively, of Unity Bancorp, Inc. (the “Company”);

(b)                                 To the best of their knowledge, the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the “Report”) complies in all material respects with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(c)                                  To the best of their knowledge, based upon a review of the Report, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

/s/ Anthony J. Feraro
Anthony J. Feraro

President and Chief Executive Officer
Title

August 14, 2002
Date

/s/ James A. Hughes
James A. Hughes

Chief Financial Officer
Title

August 14, 2002
Date